Exhibit 99.1
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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 30, 2010

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE AMEX LLC (PDLB) and the over the counter market (PDNLA), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Results of operations for the three months ended December 31, 2009:
-------------------------------------------------------------------

The Company's net loss for the three months ended December 31, 2009 was $.31 per share compared to a net loss of $.78 per share for the three months ended December 31, 2008.

Continuing Operations:

Loss from continuing operations was $.34 per share for the three months ended December 31, 2009 compared to a loss of $.79 per share for the three months ended December 31, 2008. This decreased loss of $.45 per share was primarily attributable to the nonrecurring 2008 write-off of the Company's $1,000,000 ($.29 per share) investment in an investment capital fund as a result of the decline in the value of the investment portfolio held by the fund. In addition, the Company recorded a $.15 per share additional gain during the three months ended December 31, 2009 in connection with the settlement of several joint venture loans. As more fully described in the Company's Form 10-K for the year ended December 31, 2009, the Company entered into a settlement agreement on February 27, 2009 with its joint venture partners with respect to defaults by the joint ventures on three of the Company's mezzanine loans.

Discontinued Operations:

The total income from discontinued operations was $.03 per share for the three months ended December 31, 2009 compared to total income of $.01 per share for the three months ended December 31, 2008. The three months ended December 31, 2009 included a gain of $.04 per share from the sale of a cooperative apartment unit in Riverdale, New York.

Results of operations for the year ended December 31, 2009:
-----------------------------------------------------------

The Company's net income for the year ended December 31, 2009 was $.88 per share compared to a net loss of $.28 per share for the year ended December 31, 2008.






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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

-------------------------------------------------------------------------------

                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 30, 2010

Continuing Operations:

Loss from continuing operations was $.08 per share for the year ended December 31, 2009 compared to a loss of $1.10 per share for the year ended December 31, 2008. This decrease in loss of $1.02 per share was primarily attributable to a $1.32 per share gain recorded during the year ended December 31, 2009 in connection with the settlement of several joint venture loans. In addition, in the 2008 period, the Company had written off its $1,000,000 ($.27 per share) investment in an investment capital fund as a result of the decline in the value of the investment portfolio held by the fund. These decreases in loss were partially offset by a $.13 per share decrease in interest income earned on notes receivable, a $.26 per share increase in general and administrative expenses, and an $.18 per share increase in the Company's share of the loss from joint ventures.

Interest income earned on notes receivable decreased by $.13 per share primarily as a result of repayments of notes receivable during the year ended December 31, 2008.

General and administrative expenses increased by $.26 per share primarily as a result of the impact of the $.24 per share reversal in 2008 of interest expense previously accrued in accordance with an income tax accounting standard. The Company had accrued interest related to tax positions for which the Company may have been required to pay a deficiency dividend to its shareholders and recorded this interest expense in general and administrative expenses. When the statute of limitations with respect to these tax positions lapsed in September, 2008, the Company reversed the interest accrual at that time and therefor general and administrative expenses were reduced by such reversal.

The $.18 per share increase in the Company's share of the loss from joint ventures included a $.19 per share loss from the operations of a property in Puerto Rico in which the Company has a 50% interest.

Discontinued Operations:

The total income from discontinued operations was $.96 per share for the year ended December 31, 2009 compared to $.82 per share for the year ended December 31, 2008.







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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 30, 2010

The year ended December 31, 2009 included a gain of $.95 per share from the sale of the Crown Court property in New Haven, Connecticut and a gain of $.03 per share from the sale of a cooperative apartment unit in Riverdale, New York. The year ended December 31, 2008 included a gain of $.76 per share from the sale of a package of 42 cooperative apartment units at Towne House in New Rochelle, New York and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Annual Meeting of Stockholders
------------------------------

As the Company has previously disclosed, it has considered various strategic alternatives in an effort to maximize shareholder value, including a merger, consolidation or sale of all or substantially all of the Company's assets in a single transaction followed by a liquidation of the Company. To date, no appropriate opportunity has been identified, although the Board of Directors and management continue to seek and consider potential strategic transactions. At this time, the Board of Directors expects to request the approval of its shareholders at the Company's 2010 Annual Meeting, currently scheduled for June 16, 2010, for the sale of all or substantially all of the Company's assets in one or a series of transactions and the adoption of a plan of liquidation.








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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 30, 2010




                                                                                 RESULTS OF OPERATIONS

                                                                  THREE MONTHS ENDED                   YEAR ENDED
                                                                     DECEMBER 31,                      DECEMBER 31,
                                                                 2009            2008             2009             2008
Gross revenues (excluding revenues from
  discontinued operations)                                     $1,350,000      $1,301,000       $5,512,000       $6,032,000
                                                             =============    ============    =============    =============

Loss from continuing operations                               ($1,247,000)    ($2,689,000)       ($543,000)     ($4,067,000)
                                                             -------------    ------------    -------------    -------------

Income (loss) from discontinued operations                        (26,000)         26,000          (67,000)         148,000
Net gain from sales of discontinued operations                    121,000             -          3,329,000        2,893,000
                                                             -------------    ------------    -------------    -------------
Total income from discontinued operations                          95,000          26,000        3,262,000        3,041,000
                                                             -------------    ------------    -------------    -------------

Net income (loss)                                              (1,152,000)     (2,663,000)       2,719,000       (1,026,000)

  Add: Net loss from noncontrolling interest                       94,000             -            265,000              -
                                                             -------------    ------------    -------------    -------------

Net Income (Loss) attributable to
  Presidential Realty Corporation                             ($1,058,000)    ($2,663,000)      $2,984,000      ($1,026,000)
                                                             =============    ============    =============    =============

Per share of common stock attributable to Presidential Realty Corporation (basic and diluted):

Loss from continuing operations                                    ($0.34)         ($0.79)          ($0.08)          ($1.10)
                                                             -------------    ------------    -------------    -------------

Income (loss) from discontinued operations                          (0.01)           0.01            (0.02)            0.04
Net gain from sales of discontinued operations                       0.04               -             0.98             0.78
                                                             -------------    ------------    -------------    -------------
Total income from discontinued operations                            0.03            0.01             0.96             0.82
                                                             -------------    ------------    -------------    -------------

Net Income (Loss) per Common Share - basic and diluted             ($0.31)         ($0.78)           $0.88           ($0.28)
                                                             =============    ============    =============    =============

Average shares outstanding - basic and diluted                  3,382,929       3,422,350        3,381,237        3,683,283
                                                             =============    ============    =============    =============

Cash distributions per common share                                $ -              $0.08           $ -               $0.56
                                                             =============    ============    =============    =============



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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 30, 2010

Additional Information
----------------------

In connection with its 2010 Annual Meeting of Stockholders, Presidential Realty Corporation will file a notice of annual meeting and proxy statement with the Securities and Exchange Commission ("SEC"). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE ANNUAL MEETING, PRESIDENTIAL STOCKHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESIDENTIAL AND THE 2010 ANNUAL MEETING OF STOCKHOLDERS. Stockholders can obtain free copies of the notice of annual meeting and proxy statement and other documents filed by Presidential with the SEC, including the proxy card, when they become available by contacting Presidential at 180 South Broadway, White Plains, NY 10605, Attention:
Secretary. In addition, documents filed with the SEC by Presidential are available free of charge at the SEC's website at www.sec.gov. Our proxy materials will also be available at www.proxyvote.com.

Presidential Realty Corporation, its directors, executive officers and other employees may be deemed to be participants in the solicitation of Presidential's security holders in connection with its 2010 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Presidential's Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement when it becomes available.

Forward Looking Statements
--------------------------

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the expectation of the Board of Directors that it will request the approval of the Company's shareholders for the sale of all or substantially all of the Company's assets and the adoption of a plan of liquidation. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o continuing generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint venture in which the Company is a member, which adversely affects the operating results and valuations of such malls;
   o continuing adverse changes in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;

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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                           NEWS

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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 30, 2010


   o the risk that the Board of Directors may not seek shareholder approval of the sale of all or substantially all of the Company's assets and the adoption of a plan of liquidation, and if such approval is sought, it is not obtained;
   o     general risks of real estate ownership and operation;
   o     governmental actions and initiatives;
   o     environmental and safety requirements; and
   o     failure to comply with continuing listing standards of the NYSE AMEX.

Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the Company's 2009 Annual Report on Form 10-K. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.




For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number